UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2018

Date of reporting period: March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.18

ANNUAL REPORT

AB EMERGING MARKETS
MULTI-ASSET PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Emerging Markets Multi-Asset Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 1

ANNUAL REPORT

May 7, 2018

This report provides management’s discussion of fund performance for AB Emerging Markets Multi-Asset Portfolio for the annual reporting period ended March 31, 2018.

The Fund’s investment objective is to maximize total return. Total return is the sum of capital appreciation and income.

NAV RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB EMERGING MARKETS MULTI-ASSET PORTFOLIO
Class A Shares	4.87%	12.56%
Class C Shares[1]	4.56%	11.75%
Advisor Class Shares[2]	4.99%	12.78%
Class R Shares[2]	4.67%	12.20%
Class K Shares[2]	4.93%	12.56%
Class I Shares[1,2]	4.95%	12.81%
Class Z Shares[1,2]	5.01%	4.77%	[3]
MSCI EM Index (net)	8.96%	24.93%

1	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Since inception on 7/31/2017.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended March 31, 2018. The Fund’s benchmark is comprised of all equities, while the Fund invests in both equities and fixed income.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, equity and fixed-income assets underperformed relative to the all-equity benchmark. Equity security selection in the technology and industrial commodities sectors, along with underweights in consumer cyclicals and energy, detracted. However, security selection in the construction and housing, energy, and transportation sectors contributed, as did sector underweights in telecommunications. Country selection (a result of bottom-up security analysis combined with fundamental research) was positive, as an underweight to Mexico more than offset an overweight to the US.

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Fixed-income and equity assets underperformed during the six-month period. Equity security selection in the technology, industrial commodities and financials sectors detracted, along with an underweight in energy. Underweights in consumer cyclicals and telecommunications contributed, as did security selection in transportation and construction and housing. Country selection contributed, particularly due to an underweight to Mexico, while underweights to Brazil and Thailand detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, which added to absolute performance for both periods, while currency forwards detracted for both periods; credit default swaps and total return swaps detracted for the 12-month period, but added for the six-month period; interest rate swaps added for the 12-month period, but detracted for the six-month period. Variance swaps for hedging purposes detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained during the 12-month period ended March 31, 2018, but experienced increased volatility and declines toward the end of the period. Emerging-market equities gained the most, followed by non-US stocks. Large-cap stocks outperformed small-cap stocks, and growth outperformed value, in terms of style.

Strong corporate earnings and accelerating growth buoyed stocks globally, despite some geopolitical tensions. Tax reform in the US added to equity performance, propelling global stocks to all-time highs. However, volatility returned to the market as investors began to fear accelerating inflation and tighter monetary policy on the horizon. Additionally, President Trump’s early-March announcement of import tariffs on Chinese steel and aluminum weighed on capital markets worldwide, as investors feared the possible onset of a global trade war. Increased political and regulatory scrutiny of US mega-cap technology stocks also negatively affected market sentiment.

Fixed-income markets gained over the period. Emerging-market debt rallied, helped by increasing oil prices and an improving global growth story. Global high yield also performed well, followed by emerging-market local-currency government bonds, developed-market treasuries and investment-grade corporates. Outside of the eurozone, developed-market treasury yields generally flattened, with shorter maturities rising as long maturities fell. Eurozone treasury yields moved in different directions (bond yields move inversely to price).

The US Federal Reserve raised interest rates three times during the period and began to formally reduce its balance sheet. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018 and further, if necessary. Elsewhere, the Bank of England said that it too could increase rates faster than previously expected, depending on the strength of the UK’s economy.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests at least 80% of its net assets under normal circumstances in securities of emerging-market issuers and/or the currencies of emerging-market countries. Examples of emerging-market countries include Argentina, Brazil, Chile, Croatia, Egypt, Hong Kong, India, Indonesia, Israel, Kazakhstan, Malaysia, Mexico, the People’s Republic of China, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. The Fund may invest up to 20% of its net assets in the securities of developed-market issuers.

The Fund invests in equity securities, debt securities and currencies, and does not attempt to maintain a constant or relatively constant allocation among these asset classes. Rather, allocations among asset classes are adjusted based on the Adviser’s view of the relative attractiveness of the asset classes. These allocations are informed by the Adviser’s proprietary asset allocation tools, which are comprised of a series of volatility, correlation and expected return forecasts. The Adviser reviews potential Fund investments in each asset class holistically from a country, currency, sector and security standpoint to optimize overall portfolio construction. Under normal circumstances, the Fund will invest between 30% and 95% of its net assets in equity securities, and between 0% and 65% of its net assets in debt securities, with any remainder held in cash (including foreign currency). The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments and its assets may at times be concentrated in a particular country or region.

The process for selecting equity securities for the Fund is primarily bottom-up. The Adviser seeks to identify stocks that are attractive based on valuation, profitability, earnings quality, business trends, price momentum and other measures. The process for selecting debt securities for the Fund is more top-down. The Adviser believes that inefficiencies in the global debt markets arise from investor emotion, market complexity and conflicting investment agendas. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit these inefficiencies. The Adviser seeks to generate returns from the Fund’s fixed-income investments through a combination of country selection, currency allocation, sector analysis and security selection. Debt securities may include those of both corporate and governmental issuers, and may include below investment-grade debt securities (“junk bonds”). The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser considers both quantitative and fundamental factors in

(continued on next page)

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adjusting the Fund’s currency exposures. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, and may hold a currency even if the Fund does not hold any securities denominated in that currency.

The Fund expects to utilize derivatives, such as futures contracts, forwards and swaps, and invest in exchange-traded funds (“ETFs”) to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations. The Adviser also expects to use derivatives frequently to effectively leverage the Fund by creating aggregate exposure somewhat in excess of the Fund’s net assets. The notional value of derivatives and ETFs linked to emerging-market securities or currencies are counted towards meeting the percentage minimums and ranges set forth above, including the requirement that the Fund invest at least 80% of its net assets in the securities of emerging-market issuers and/or the currencies of emerging-market countries.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EM Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk: The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value (“NAV”) of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk: The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may

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DISCLOSURES AND RISKS (continued)

have a significant effect on the Fund’s NAV when one of these asset classes is performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging-markets context, as movements in emerging-market equity and emerging-market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/20111 TO 3/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Multi-Asset Portfolio Class A shares (from 8/31/20111 to 3/31/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 8/31/2011.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.56%	7.75%
5 Years	3.45%	2.55%
Since Inception[1]	2.94%	2.27%
CLASS C SHARES
1 Year	11.75%	10.75%
5 Years	2.72%	2.72%
Since Inception[1]	2.20%	2.20%
ADVISOR CLASS SHARES[2]
1 Year	12.78%	12.78%
5 Years	3.74%	3.74%
Since Inception[1]	3.22%	3.22%
CLASS R SHARES[2]
1 Year	12.20%	12.20%
5 Years	3.21%	3.21%
Since Inception[1]	2.70%	2.70%
CLASS K SHARES[2]
1 Year	12.56%	12.56%
5 Years	3.48%	3.48%
Since Inception[1]	2.96%	2.96%
CLASS I SHARES[2]
1 Year	12.81%	12.81%
5 Years	3.73%	3.73%
Since Inception[1]	3.21%	3.21%
CLASS Z SHARES[2]
Since Inception[3]	4.77%	4.77%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.82%, 3.59%, 2.54%, 3.14%, 2.79%, 2.41% and 2.41% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before July 31, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Inception date: 8/31/2011.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.75%
5 Years	2.55%
Since Inception[1]	2.27%
CLASS C SHARES
1 Year	10.75%
5 Years	2.72%
Since Inception[1]	2.20%
ADVISOR CLASS SHARES[2]
1 Year	12.78%
5 Years	3.74%
Since Inception[1]	3.22%
CLASS R SHARES[2]
1 Year	12.20%
5 Years	3.21%
Since Inception[1]	2.70%
CLASS K SHARES[2]
1 Year	12.56%
5 Years	3.48%
Since Inception[1]	2.96%
CLASS I SHARES[2]
1 Year	12.81%
5 Years	3.73%
Since Inception[1]	3.21%
CLASS Z SHARES[2]
Since Inception[3]	4.77%

1	Inception date: 8/31/2011.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 7/31/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value 10/1/2017	Ending Account Value 3/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,048.70	$6.28	1.23%	$6.33	1.24%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%	$6.24	1.24%
Class C
Actual	$1,000	$1,044.60	$10.09	1.98%	$10.14	1.99%
Hypothetical**	$1,000	$1,015.06	$9.95	1.98%	$10.00	1.99%
Advisor Class
Actual	$1,000	$1,049.90	$5.01	0.98%	$5.06	0.99%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%	$4.99	0.99%
Class R
Actual	$1,000	$1,046.70	$7.55	1.48%	$7.60	1.49%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%	$7.49	1.49%
Class K
Actual	$1,000	$1,049.30	$6.28	1.23%	$6.34	1.24%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%	$6.24	1.24%
Class I
Actual	$1,000	$1,049.50	$5.01	0.98%	$5.06	0.99%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%	$4.99	0.99%
Class Z
Actual	$1,000	$1,049.00	$5.01	0.98%	$5.06	0.99%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%	$4.99	0.99%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $142.4

1	All data are as of March 31, 2018. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector weightings represent 1.2% or less in the following sectors: Consumer Staples, Health Care, Inflation-Linked Securities, Regional Bonds, Telecommunication Services and Treasury Bonds.

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PORTFOLIO SUMMARY (continued)

March 31, 2018 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Tencent Holdings Ltd.	$4,718,434	3.3%
Alibaba Group Holding Ltd.	3,966,299	2.8
Samsung Electronics Co., Ltd.	3,311,303	2.3
Taiwan Semiconductor Manufacturing Co., Ltd.	3,150,915	2.2
Industrial Bank of Korea	2,862,365	2.0
Marubeni Corp.	2,650,090	1.9
CIFI Holdings Group Co., Ltd.	2,639,723	1.9
Yangzijiang Shipbuilding Holdings Ltd.	2,428,861	1.7
PTT Global Chemical PCL	2,396,524	1.7
LUKOIL PJSC	1,982,461	1.4
	$30,106,975	21.2%

1	All data are as of March 31, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Angola, Australia, Azerbaijan, Bahrain, Bolivia, Canada, Colombia, Costa Rica, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Guatemala, Honduras, Hungary, Indonesia, Ivory Coast, Jamaica, Kazakhstan, Kenya, Kuwait, Lebanon, Mexico, Mongolia, Namibia, Nigeria, Oman, Panama, Peru, Philippines, Poland, Sri Lanka, Suriname, Trinidad & Tobago, Ukraine, United Arab Emirates, United Kingdom, United Republic of Tanzania, Uruguay, Venezuela, Vietnam and Zambia.

2	Long-term investments.

16 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

March 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 70.9%
Financials – 18.8%
Banks – 15.4%
Agricultural Bank of China Ltd. – Class H	2,269,000	$1,302,958
Bank of China Ltd. – Class H	2,009,000	1,097,435
Bank of Communications Co., Ltd. – Class H	1,403,000	1,109,199
BNK Financial Group, Inc.	27,096	272,141
China CITIC Bank Corp., Ltd. – Class H	452,000	311,870
China Construction Bank Corp. – Class H	1,228,000	1,282,651
China Development Financial Holding Corp.	1,370,000	487,604
China Everbright Bank Co., Ltd. – Class H	169,000	81,878
Chongqing Rural Commercial Bank Co., Ltd. – Class H	1,330,000	1,028,107
Commercial Bank of Ceylon PLC	437,230	384,437
DGB Financial Group, Inc.	69,830	768,778
Hana Financial Group, Inc.	41,700	1,797,151
HDFC Bank Ltd. (ADR)	8,880	877,078
HSBC Holdings PLC	23,200	219,297
Industrial & Commercial Bank of China Ltd. – Class H	859,000	748,606
Industrial Bank of Korea	194,330	2,862,365
Itau Unibanco Holding SA (Preference Shares)	37,700	585,920
Itausa – Investimentos Itau SA	110	466
Itausa – Investimentos Itau SA (Preference Shares)	222,427	929,067
KB Financial Group, Inc.	17,390	1,008,572
National Bank of Kuwait SAKP	139,878	350,162
OTP Bank PLC	5,850	262,852
Sberbank of Russia PJSC (Sponsored ADR)	53,158	991,397
Turkiye Halk Bankasi AS	59,880	138,040
Turkiye Is Bankasi – Class C	830,080	1,507,651
Woori Bank	116,580	1,585,159

		21,990,841

Capital Markets – 1.6%
China Everbright Ltd.	790,000	1,668,760
NH Investment & Securities Co., Ltd.	41,460	550,825

		2,219,585

Consumer Finance – 0.3%
Samsung Card Co., Ltd.	13,656	460,683

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.9%
Chailease Holding Co., Ltd.	129,000	$448,013
Fubon Financial Holding Co., Ltd.	53,000	91,822
Rural Electrification Corp., Ltd.	395,110	758,472

		1,298,307

Insurance – 0.6%
Hyundai Marine & Fire Insurance Co., Ltd.	12,570	466,226
ING Life Insurance Korea Ltd.(a)	5,610	236,971
Shin Kong Financial Holding Co., Ltd.	304,000	116,509

		819,706

		26,789,122

Information Technology – 18.1%
Electronic Equipment, Instruments & Components – 2.3%
HannStar Display Corp.	953,000	332,846
Innolux Corp.	1,759,000	777,454
Kingboard Chemical Holdings Ltd.	117,500	543,225
LG Display Co., Ltd.	11,540	281,066
Tripod Technology Corp.	386,000	1,309,221

		3,243,812

Internet Software & Services – 6.5%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	21,610	3,966,300
NetEase, Inc. (ADR)	2,270	636,485
Tencent Holdings Ltd.	87,900	4,718,434

		9,321,219

Semiconductors & Semiconductor Equipment – 3.7%
Hua Hong Semiconductor Ltd.(a)	105,000	210,284
Novatek Microelectronics Corp.	65,000	297,195
Phison Electronics Corp.	51,000	535,062
Realtek Semiconductor Corp.	21,000	91,401
SK Hynix, Inc.	5,490	420,600
Taiwan Semiconductor Manufacturing Co., Ltd.	372,000	3,150,915
Winbond Electronics Corp.	792,111	539,799

		5,245,256

Technology Hardware, Storage & Peripherals – 5.6%
Asustek Computer, Inc.	185,000	1,735,686
Compal Electronics, Inc.	1,929,000	1,324,529
Foxconn Technology Co., Ltd.	52,000	140,226
Lite-On Technology Corp.	183,068	257,509

18 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pegatron Corp.	456,000	$1,147,710
Samsung Electronics Co., Ltd.	1,302	3,042,092
Samsung Electronics Co., Ltd. (Preference Shares)	140	269,211

		7,916,963

		25,727,250

Industrials – 10.9%
Airlines – 2.3%
Air Arabia PJSC	402,220	124,837
Air China Ltd. – Class H	896,000	1,157,123
China Southern Airlines Co., Ltd. – Class H	1,034,000	1,080,596
Turk Hava Yollari AO(b)	174,100	860,985

		3,223,541

Building Products – 0.3%
Asahi Glass Co., Ltd.	11,100	465,170

Electrical Equipment – 0.3%
Walsin Lihwa Corp.	805,000	496,369

Industrial Conglomerates – 0.4%
Far Eastern New Century Corp.	71,000	64,409
John Keells Holdings PLC	322,150	331,047
NWS Holdings Ltd.	104,000	189,431

		584,887

Machinery – 2.8%
China Yuchai International Ltd.	24,240	513,161
Hyundai Heavy Industries Co., Ltd.(b)	477	62,314
Sinotruk Hong Kong Ltd.	835,000	997,138
Yangzijiang Shipbuilding Holdings Ltd.	2,607,800	2,428,861

		4,001,474

Professional Services – 0.8%
51job, Inc. (ADR)(b)	12,480	1,073,779

Road & Rail – 0.4%
Globaltrans Investment PLC (Sponsored GDR)(a)	42,930	509,150

Trading Companies & Distributors – 3.1%
Barloworld Ltd.	47,810	673,246
Marubeni Corp.	362,900	2,650,090
Sumitomo Corp.	62,000	1,038,657

		4,361,993

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.5%
Jiangsu Expressway Co., Ltd. – Class H	390,000	$553,711
Zhejiang Expressway Co., Ltd. – Class H	202,000	207,169

		760,880

		15,477,243

Materials – 7.2%
Chemicals – 4.3%
Formosa Chemicals & Fibre Corp.	16,000	60,413
Hanwha Chemical Corp.	57,100	1,597,785
Hyosung Corp.	2,240	253,171
Lotte Chemical Corp.	590	241,714
Mitsubishi Gas Chemical Co., Inc.	7,700	185,822
PTT Global Chemical PCL	21,700	65,752
PTT Global Chemical PCL (NVDR)	788,400	2,396,524
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	2,222,000	1,357,750

		6,158,931

Construction Materials – 0.4%
Anhui Conch Cement Co., Ltd. – Class H	24,500	134,823
Grasim Industries Ltd.	28,240	455,073

		589,896

Metals & Mining – 2.4%
Evraz PLC	41,010	250,078
Fortescue Metals Group Ltd.	219,110	738,111
Gerdau SA (Preference Shares)	89,900	422,072
Kumba Iron Ore Ltd.	28,660	689,508
POSCO	530	169,177
Vale SA	26,100	333,696
Vedanta Ltd. (ADR)	42,176	741,032

		3,343,674

Paper & Forest Products – 0.1%
Lee & Man Paper Manufacturing Ltd.	109,000	116,388

		10,208,889

Energy – 5.6%
Oil, Gas & Consumable Fuels – 5.6%
China Petroleum & Chemical Corp. – Class H	116,000	102,902
Cosan SA Industria e Comercio	49,200	618,605
Exxaro Resources Ltd.	126,900	1,171,306
LUKOIL PJSC (Sponsored ADR)	28,640	1,982,461
Novatek PJSC (Sponsored GDR)(a)	5,300	726,100
Petroleo Brasileiro SA (Preference Shares)(b)	162,900	1,056,411

20 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Surgutneftegas OJSC (Sponsored ADR)(c)	42,740	$213,067
Tatneft PJSC (Sponsored ADR) (Moscow)	31,610	2,028,292

		7,899,144

Real Estate – 3.7%
Real Estate Management & Development – 3.7%
Aldar Properties PJSC	748,890	434,780
CIFI Holdings Group Co., Ltd.	2,988,000	2,639,723
CK Asset Holdings Ltd.	39,500	333,343
Kerry Properties Ltd.	187,500	847,873
Robinsons Land Corp.	971,693	373,657
Wharf Holdings Ltd. (The)	174,000	602,438

		5,231,814

Consumer Discretionary – 3.0%
Auto Components – 0.6%
Motherson Sumi Systems Ltd.	177,941	854,924

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	31,900	337,895

Hotels, Restaurants & Leisure – 0.2%
CVC Brasil Operadora e Agencia de Viagens SA	16,300	299,443

Media – 0.5%
Naspers Ltd. – Class N	1,330	325,468
Sun TV Network Ltd.	28,590	375,873

		701,341

Multiline Retail – 0.2%
Magazine Luiza SA	8,200	243,185

Specialty Retail – 0.8%
Foschini Group Ltd. (The)	38,032	717,379
Truworths International Ltd.(c)	54,580	497,548

		1,214,927

Textiles, Apparel & Luxury Goods – 0.5%
LPP SA	85	216,074
Luthai Textile Co., Ltd. – Class B	54,186	59,641
Pacific Textiles Holdings Ltd.	221,000	211,478
Titan Co., Ltd.	11,800	168,435

		655,628

		4,307,343

Utilities – 1.5%
Electric Utilities – 0.5%
CEZ AS	14,970	372,725
Korea Electric Power Corp.	11,620	359,762

		732,487

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Independent Power and Renewable Electricity Producers – 1.0%
Datang International Power Generation Co., Ltd. – Class H(b)		3,020,000	$911,724
Huadian Power International Corp., Ltd. – Class H		224,000	86,580
NHPC Ltd.		981,413	417,456

			1,415,760

			2,148,247

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.9%
China Communications Services Corp., Ltd. – Class H		1,930,000	1,161,299
Chunghwa Telecom Co., Ltd.		18,000	69,361
KT Corp. (Sponsored ADR)(b)		8,660	118,642

			1,349,302

Consumer Staples – 0.9%
Food Products – 0.3%
Vietnam Dairy Products JSC		49,170	447,510

Tobacco – 0.6%
ITC Ltd.		198,910	782,688
KT&G Corp.		910	85,599

			868,287

			1,315,797

Health Care – 0.3%
Pharmaceuticals – 0.3%
Hypera SA		36,400	398,681

Total Common Stocks (cost $91,863,089)			100,852,832

		Principal Amount (000)
FIXED INCOME SECURITIES – 20.7%
Sovereign Bonds – 13.1%
Argentine Republic Government International Bond 4.625%, 1/11/23	U.S.$	221	212,934
6.875%, 4/22/21-1/11/48		719	689,039
7.50%, 4/22/26		1,246	1,331,351
7.82%, 12/31/33	EUR	103	143,025
Bahrain Government International Bond 7.50%, 9/20/47(a)	U.S.$	203	185,238

22 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bolivian Government International Bond 4.50%, 3/20/28(a)	U.S.$	200	$188,500
Brazilian Government International Bond
2.625%, 1/05/23		304	288,952
4.25%, 1/07/25		283	281,231
5.00%, 1/27/45		223	200,700
Costa Rica Government International Bond 4.37%, 5/22/19(a)		49	48,888
Dominican Republic International Bond
5.875%, 4/18/24(a)		225	235,969
6.50%, 2/15/48(a)		640	664,800
Ecuador Government International Bond
7.875%, 1/23/28(a)		228	218,880
8.875%, 10/23/27(a)		250	255,125
9.65%, 12/13/26(a)		400	427,600
Egypt Government International Bond
6.125%, 1/31/22(a)		200	207,250
7.903%, 2/21/48(a)		300	315,750
El Salvador Government International Bond
6.375%, 1/18/27(a)		49	48,571
7.65%, 6/15/35(a)		76	80,085
7.75%, 1/24/23(a)		63	68,591
8.625%, 2/28/29(a)		139	159,850
Gabon Government International Bond 6.375%, 12/12/24(a)		420	415,800
Guatemala Government Bond
4.375%, 6/05/27(a)		200	193,750
4.50%, 5/03/26(a)		200	197,750
Honduras Government International Bond 7.50%, 3/15/24(a)		290	319,725
Indonesia Government International Bond
3.375%, 4/15/23(a)		400	391,440
4.125%, 1/15/25(a)		380	382,375
Ivory Coast Government International Bond
5.375%, 7/23/24(a)		200	195,500
6.625%, 3/22/48(a)	EUR	130	160,958
Jamaica Government International Bond 8.00%, 3/15/39	U.S.$	108	129,330
Kenya Government International Bond
7.25%, 2/28/28(a)		200	209,250
8.25%, 2/28/48(a)		200	214,250
Lebanon Government International Bond
6.85%, 3/23/27(a)		341	329,917
8.25%, 4/12/21(a)		78	82,193
Series E 6.10%, 10/04/22(a)		216	212,490
Mexico Government International Bond
4.15%, 3/28/27		280	281,680
4.75%, 3/08/44		300	290,400

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mongolia Government International Bond 5.625%, 5/01/23(a)	U.S.$	200	$197,402
Namibia International Bonds 5.25%, 10/29/25(a)		400	397,000
Nigeria Government International Bond
5.625%, 6/27/22		163	166,423
6.50%, 11/28/27(a)		400	406,000
Oman Government International Bond 6.75%, 1/17/48(a)		230	221,950
Panama Government International Bond 4.00%, 9/22/24		200	205,000
Perusahaan Penerbit SBSN Indonesia III 4.40%, 3/01/28(a)		422	425,165
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)		94	95,391
Republic of Azerbaijan International Bond 4.75%, 3/18/24(a)		200	200,750
Republic of South Africa Government International Bond
4.665%, 1/17/24		231	232,587
4.85%, 9/27/27		200	197,554
5.65%, 9/27/47		380	376,200
5.875%, 9/16/25		200	213,000
Republic of Suriname 9.25%, 10/26/26(a)		400	412,808
Russian Foreign Bond – Eurobond 5.25%, 6/23/47(a)		800	798,800
Sri Lanka Government International Bond
6.25%, 7/27/21(a)		200	207,250
6.825%, 7/18/26(a)		250	257,812
Tanzania Government International Bond 8.241% (LIBOR 6 Month + 6.00%), 3/09/20(a)(d)		89	92,000
Turkey Government International Bond
3.25%, 3/23/23		948	879,270
5.75%, 5/11/47		389	346,696
6.00%, 3/25/27		313	318,086
7.00%, 6/05/20		95	100,700
7.375%, 2/05/25		95	105,331
Ukraine Government International Bond
7.375%, 9/25/32(a)		200	192,800
7.75%, 9/01/22-9/01/24(a)		572	593,585
Uruguay Government International Bond 4.375%, 10/27/27		18	18,848
5.10%, 6/18/50		495	507,994

24 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zambia Government International Bond 8.50%, 4/14/24(a)	U.S.$	200	$209,500

Total Sovereign Bonds (cost $18,676,683)			18,635,039

Corporate Bonds – 2.3%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(e)		200	214,072
BRF GmbH 4.35%, 9/29/26(a)		200	173,168
Digicel Group Ltd. 8.25%, 9/30/20(a)		600	514,500
Ecopetrol SA 5.875%, 9/18/23		630	674,100
Empresas Publicas de Medellin ESP 8.375%, 11/08/27(a)	COP	418,000	153,390
Genneia SA 8.75%, 1/20/22(a)	U.S.$	38	40,836
Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/25(a)		200	195,436
Housing Development Finance Corp., Ltd. Series G 7.875%, 8/21/19(a)(f)	INR	10,000	155,240
Indiabulls Housing Finance Ltd. 8.567%, 10/15/19(a)(f)		10,000	152,940
Nexa Resources SA 5.375%, 5/04/27(a)	U.S.$	200	204,000
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)		200	65,000
Terraform Global Operating LLC 6.125%, 3/01/26(a)		28	28,205
Tonon Luxembourg SA 9.25%, 1/24/20(b)(f)(g)(h)(i)		276	13,529
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(a)		200	195,750
Virgolino de Oliveira Finance SA 11.75%, 2/09/22(b)(g)(h)		202	12,373
Vrio Finco 1 LLC/Vrio Finco 2, Inc. 6.25%, 4/04/23(a)		200	203,068
Wijaya Karya Persero TBK PT 7.70%, 1/31/21(a)(f)	IDR	2,000,000	145,233
YPF SA 6.95%, 7/21/27(a)	U.S.$	75	75,308

Total Corporate Bonds (cost $3,635,603)			3,216,148

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Emerging Markets - Treasuries – 1.8%
Argentina POM Politica Monetaria Series POM 27.935% (ARPP7DRR), 6/21/20(d)	ARS	658	$34,549
Argentine Bonos del Tesoro 15.50%, 10/17/26		444	21,711
16.00%, 10/17/23		1,322	63,752
18.20%, 10/03/21		2,737	136,148
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/25	BRL	1,410	444,604
Egypt Government International Bond 14.80%, 1/30/23	EGP	1,570	88,558
Nigeria Government Bond Series 5YR 14.50%, 7/15/21	NGN	19,100	54,256
15.54%, 2/13/20		27,281	78,232
Series 20YR 12.40%, 3/18/36		84,000	216,557
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	3,290	274,821
Series R186 10.50%, 12/21/26		8,580	837,827
Sri Lanka Government Bonds Series A 10.75%, 3/01/21	LKR	15,000	97,967
11.50%, 12/15/21-5/15/23		27,000	181,426
Turkey Government Bond 11.00%, 2/24/27	TRY	382	89,879

Total Emerging Markets – Treasuries (cost $2,642,065)			2,620,287

Quasi-Sovereign Bonds – 1.3%
Aeropuerto Internacional de Tocumen SA 5.75%, 10/09/23	U.S.$	133	140,538
Eskom Holdings SOC Ltd. 5.75%, 1/26/21(a)		200	198,300
Kazakhstan Temir Zholy National Co. JSC 4.85%, 11/17/27(a)		200	199,750
Petroleos de Venezuela SA 5.375%, 4/12/27(a)(b)(g)		55	15,263
6.00%, 11/15/26(a)(b)(g)		220	58,905
9.00%, 11/17/21(a)(b)(g)		128	41,423
Petroleos del Peru SA 4.75%, 6/19/32(a)		250	243,650

26 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petroleos Mexicanos 5.721% (LIBOR 3 Month + 3.65%), 3/11/22(d)	U.S.$	248	$271,250
Sinopec Group Overseas Development Ltd. Series 2012 3.90%, 5/17/22(a)		271	273,820
State Grid Overseas Investment Ltd. Series 2013 3.125%, 5/22/23(a)		200	195,538
Trinidad Generation UnLtd. 5.25%, 11/04/27(a)		200	200,300

Total Quasi-Sovereign Bonds (cost $1,875,964)			1,838,737

Inflation-Linked Securities – 1.2%
Bonos de la Nacion Argentina con Ajuste por CER 4.00%, 3/06/20	ARS	4,586	240,879
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/22-8/15/50	BRL	1,337	1,388,288
Uruguay Government International Bond 5.00%, 9/14/18	UYU	1,494	53,389

Total Inflation-Linked Securities (cost $1,692,622)			1,682,556

Treasury Bonds – 0.6%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	2,464,000	198,480
Mexican Bonos Series M 20 10.00%, 12/05/24	MXN	4,246	267,840
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	16,108	283,255
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	543	17,589
9.875%, 6/20/22(a)		2,715	96,806

Total Treasury Bonds (cost $854,258)			863,970

Regional Bonds – 0.4%
Autonomous City of Buenos Aires Argentina Series 20 27.877% (BADLAR + 5.00%), 1/23/22(d)	ARS	1,541	83,466

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(a)	U.S.$	150	$165,750
25.361% (BADLAR + 3.83%), 5/31/22(d)	ARS	3,132	158,187
Provincia de Cordoba 7.125%, 6/10/21(a)	U.S.$	150	157,687
Provincia de Neuquen Argentina 7.50%, 4/27/25(a)		68	67,915

Total Regional Bonds (cost $648,075)			633,005

Total Fixed Income Securities (cost $30,025,270)			29,489,742

		Shares
INVESTMENT COMPANIES – 1.8%
Funds and Investment Trusts – 1.8%
VFMVN30 ETF Fund(b)		363,070	301,108
iShares MSCI Brazil ETF(j)		49,070	2,202,262

Total Investment Companies (cost $2,381,550)			2,503,370

EQUITY LINKED NOTES – 0.3%
Information Technology – 0.3%
Electronic Equipment, Instruments & Components – 0.3%
FPT Corp., Macquarie Bank Ltd., expiring 9/10/18(b) (cost $438,854)		160,970	419,909

RIGHTS – 0.0%
Financials – 0.0%
Banks – 0.0%
Itausa – Investimentos Itau SA, expiring 4/09/18(b)(f) (cost $0)		2	3

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.41%(j)(k)(l) (cost $5,577,587)		5,577,587	5,577,587

28 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.1%
BBH, Grand Cayman (0.91)%, 4/03/18	SEK	9	$1,135
(0.58)%, 4/03/18	EUR	3	3,401
0.06%, 4/03/18	HKD	156	19,870
0.23%, 4/03/18	GBP	7	9,680
0.32%, 4/02/18	SGD	2	1,236
0.53%, 4/02/18	CAD	1	602
0.88%, 4/03/18	AUD	20	15,176
6.01%, 4/03/18	ZAR	1,459	123,217

Total Time Deposits (cost $174,364)			174,317

Treasury Bonds – 0.2%
Egypt Treasury Bills Series 273D Zero Coupon, 8/28/18 (cost $256,279)	EGP	4,850	254,967

Total Short-Term Investments (cost $6,008,230)			6,006,871

Total Investments Before Security Lending Collateral for Securities Loaned – 97.9% (cost $130,716,993)			139,272,727

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.41%(j)(k)(l) (cost $435,626)		435,626	435,626

Total Investments – 98.2% (cost $131,152,619)			139,708,353	(m)
Other assets less liabilities – 1.8%			2,643,255

Net Assets – 100.0%			$142,351,608

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at March 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE China A50 Index Futures	88	April 2018	USD	0	**	$1,124,860	$1,125,088	$228
MSCI Emerging Markets Index Futures	112	June 2018	USD	6		6,731,376	6,711,818	(19,558)
U.S. T-Note 10 Yr (CBT) Futures	23	June 2018	USD	2,300		2,761,078	2,786,234	25,156
U.S. Ultra Bond (CBT) Futures	46	June 2018	USD	4,600		7,161,094	7,381,563	220,469

								$226,295

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,243	RUB	71,091	4/17/18	$(4,680)
Bank of America, NA	KRW	8,581,006	USD	8,086	4/26/18	4,536
Bank of America, NA	BRL	1,810	USD	543	5/03/18	(3,620)
Bank of America, NA	THB	20,328	USD	653	6/19/18	1,422
Bank of America, NA	USD	1,181	ZAR	14,204	6/19/18	6,533
Bank of America, NA	ZAR	8,581	USD	717	6/19/18	(572)
Barclays Bank PLC	RUB	180,606	USD	3,159	4/17/18	12,458
Barclays Bank PLC	USD	484	PHP	25,469	5/30/18	793
Barclays Bank PLC	THB	35,910	USD	1,157	6/19/18	5,113
Barclays Bank PLC	TRY	1,220	USD	310	6/19/18	7,982
Barclays Bank PLC	USD	2,112	MXN	39,781	6/19/18	50,130
Barclays Bank PLC	USD	143	MYR	572	7/12/18	4,750
BNP Paribas SA	TRY	16,853	USD	4,102	6/19/18	(72,245)
BNP Paribas SA	USD	4,233	CNH	26,778	6/19/18	21,224
Brown Brothers Harriman & Co.	AUD	342	USD	267	6/19/18	4,061
Brown Brothers Harriman & Co.	CZK	6,951	USD	337	6/19/18	(1,587)
Brown Brothers Harriman & Co.	EUR	226	USD	282	6/19/18	1,886
Brown Brothers Harriman & Co.	GBP	181	USD	251	6/19/18	(3,653)
Brown Brothers Harriman & Co.	HUF	83,249	USD	330	6/19/18	63
Brown Brothers Harriman & Co.	PLN	927	USD	271	6/19/18	190
Brown Brothers Harriman & Co.	THB	26,737	USD	857	6/19/18	(58)
Brown Brothers Harriman & Co.	USD	138	EUR	110	6/19/18	(2,048)

30 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	USD	151	JPY	15,871	6/19/18	$(805)
Brown Brothers Harriman & Co.	USD	472	MXN	8,727	6/19/18	1,884
Citibank, NA	BRL	5,400	USD	1,625	4/03/18	(10,998)
Citibank, NA	USD	1,646	BRL	5,400	4/03/18	(10,419)
Citibank, NA	USD	490	KRW	531,775	4/26/18	10,807
Citibank, NA	INR	136,400	USD	2,083	5/17/18	(3,206)
Citibank, NA	USD	1,573	INR	102,954	5/17/18	858
Citibank, NA	TWD	278,737	USD	9,605	6/07/18	(35,629)
Citibank, NA	USD	922	TWD	26,629	6/07/18	(932)
Citibank, NA	USD	1,738	MXN	32,767	6/19/18	42,957
Citibank, NA	USD	947	ZAR	11,244	6/19/18	(6,793)
Deutsche Bank AG	COP	792,531	USD	280	4/19/18	(3,360)
Deutsche Bank AG	IDR	1,819,299	USD	136	4/23/18	3,508
Deutsche Bank AG	USD	666	IDR	9,173,276	4/23/18	1,295
Deutsche Bank AG	KRW	1,028,818	USD	973	4/26/18	3,832
Deutsche Bank AG	USD	2,739	KRW	2,923,829	4/26/18	14,339
Deutsche Bank AG	USD	3,650	INR	239,526	5/17/18	12,875
Deutsche Bank AG	USD	676	TWD	19,521	6/07/18	(335)
Goldman Sachs Bank USA	KRW	474,492	USD	444	4/26/18	(2,843)
Goldman Sachs Bank USA	PHP	43,042	USD	821	5/30/18	1,469
Goldman Sachs Bank USA	MYR	1,030	USD	264	7/12/18	(2,374)
Goldman Sachs Bank USA	USD	2,302	MYR	9,052	7/12/18	38,567
HSBC Bank USA	TWD	41,637	USD	1,433	6/07/18	(7,368)
HSBC Bank USA	AUD	405	USD	311	6/19/18	(192)
HSBC Bank USA	THB	21,383	USD	679	6/19/18	(6,632)
HSBC Bank USA	ZAR	5,962	USD	498	6/19/18	(620)
JPMorgan Chase Bank	KRW	399,900	USD	376	4/26/18	(1,067)
JPMorgan Chase Bank	AUD	347	USD	275	6/19/18	8,620
JPMorgan Chase Bank	CNH	51,469	USD	8,077	6/19/18	(99,673)
JPMorgan Chase Bank	USD	1,693	SEK	13,725	6/19/18	(39,707)
JPMorgan Chase Bank	ZAR	30,685	USD	2,558	6/19/18	(6,486)
Morgan Stanley Capital Services LLC	RUB	14,708	USD	254	4/17/18	(1,857)
Morgan Stanley Capital Services LLC	USD	758	RUB	43,301	4/17/18	(3,978)
Morgan Stanley Capital Services LLC	USD	212	INR	13,892	5/17/18	359
Morgan Stanley Capital Services LLC	USD	3,700	PHP	193,873	5/30/18	(9,088)
Morgan Stanley Capital Services LLC	JPY	167,690	USD	1,579	6/19/18	(4,732)
Morgan Stanley Capital Services LLC	SEK	13,725	USD	1,672	6/19/18	18,959
Morgan Stanley Capital Services LLC	TRY	2,073	USD	530	6/19/18	16,582
Morgan Stanley Capital Services LLC	USD	775	CZK	15,842	6/19/18	(3,485)
Morgan Stanley Capital Services LLC	USD	1,156	MXN	22,169	6/19/18	48,923
Morgan Stanley Capital Services LLC	USD	3,214	TRY	12,797	6/19/18	(44,428)

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	MYR	5,031	USD	1,282	7/12/18	$(19,155)
Morgan Stanley Capital Services LLC	USD	810	MYR	3,189	7/12/18	14,310
Royal Bank of Scotland PLC	USD	421	COP	1,202,030	4/19/18	9,245
Standard Chartered Bank	BRL	12,932	USD	3,983	4/03/18	65,588
Standard Chartered Bank	BRL	7,532	USD	2,266	4/03/18	(15,341)
Standard Chartered Bank	USD	1,721	BRL	5,675	4/03/18	(2,320)
Standard Chartered Bank	USD	4,453	BRL	14,789	4/03/18	26,858
Standard Chartered Bank	IDR	1,928,001	USD	145	4/23/18	4,491
Standard Chartered Bank	USD	1,563	IDR	21,546,170	4/23/18	4,519
Standard Chartered Bank	BRL	5,675	USD	1,716	5/03/18	1,686
Standard Chartered Bank	USD	2,061	TWD	59,651	6/07/18	2,542
Standard Chartered Bank	USD	687	THB	21,383	6/19/18	(1,209)
Standard Chartered Bank	USD	143	THB	4,474	6/19/18	860
UBS AG	EUR	110	USD	136	6/19/18	252

						$43,831

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
BRL	7,305	1/02/20	7.335%	1 Day CDI	Maturity/Maturity	$(12,128)
BRL	7,195	1/02/20	7.370%	1 Day CDI	Maturity/Maturity	(13,030)
MXN	1,911	6/22/20	4 Week TIIE	6.770%	Monthly/Monthly	(1,781)
BRL	4,100	1/04/21	1 Day CDI	8.760%	Maturity/Maturity	30,511
BRL	780	1/04/21	1 Day CDI	10.215%	Maturity/Maturity	14,272
BRL	3,604	1/02/23	1 Day CDI	8.930%	Maturity/Maturity	4,670
BRL	3,596	1/02/23	1 Day CDI	8.990%	Maturity/Maturity	6,601
USD	271	10/11/26	1.612%	3 Month LIBOR	Semi-Annual/Quarterly	23,360
MXN	701	6/14/27	7.090%	4 Week TIIE	Monthly/Monthly	1,415

						$53,890

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA iShares J.P. Morgan USD Emerging Markets Bond ETF	2,416	LIBOR Minus 0.20%	Maturity	USD	1,300	4/11/18	$(8,443)

32 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Payment Frequency	Notional Amount (000)			Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
FTSE 100 Index 6/15/18*	$17.35	Maturity	GBP	13		$(49)	$	– 0	–	$(49)
Hang Seng China Enterprises Index 6/28/18*	27.60	Maturity	HKD	0	**	4,325		– 0	–	4,325
Nikkei 225 Index 6/8/18*	23.40	Maturity	JPY	6,225		839		– 0	–	839
S&P 500 Index 6/15/18*	19.45	Maturity	USD	20		2,747		– 0	–	2,747
Deutsche Bank AG
S&P 500 Index 6/15/18*	18.55	Maturity	USD	45		11,139		– 0	–	11,139
JPMorgan Chase Bank, NA
Hang Seng China Enterprises Index 6/28/18*	27.70	Maturity	HKD	2		13,472		– 0	–	13,472
Hang Seng China Enterprises Index 6/28/18*	28.30	Maturity	HKD	1,151		3,300		– 0	–	3,300
Morgan Stanley Capital Services LLC
S&P/ASX 200 Index 6/21/18*	16.70	Maturity	AUD	72		4,774		– 0	–	4,774

Sell Contracts
Deutsche Bank AG
Hang Seng China Enterprises Index 6/28/18*	27.45	Maturity	HKD	1		(11,950)		– 0	–	(11,950)

						$28,597	$	– 0	–	$28,597

*	Termination date

**	Notional amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, the aggregate market value of these securities amounted to $17,250,055 or 12.1% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	Defaulted.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of March 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 9.25%, 1/24/20	7/24/15	$263,597	$13,529	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	7/12/13	172,628	12,373	0.01%

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2018.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	Affiliated investments.

(m)	On March 30, 2018, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 29, 2018 for financial reporting purposes.

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NGN – Nigerian Naira

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ARPP7DRR – Argentina Central Bank 7-Day Repo Reference Rate

ASX – Australian Stock Exchange

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NVDR – Non Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

TIIE – Banco de México Equilibrium Interbank Interest Rate

See notes to financial statements.

34 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $125,139,406)	$133,695,140 (a)
Affiliated issuers (cost $6,013,213 – including investment of cash collateral for securities loaned of $435,626)	6,013,213
Cash collateral due from broker	622,561
Foreign currencies, at value (cost $423,700)	422,544
Receivable for investment securities sold	1,018,746
Unaffiliated dividends and interest receivable	949,799
Receivable for capital stock sold	768,856
Unrealized appreciation on forward currency exchange contracts	477,326
Receivable for variation margin on futures	370,641
Unrealized appreciation on variance swaps	40,596
Affiliated dividends receivable	6,957
Receivable for terminated total return swaps	2,126
Receivable for variation margin on centrally cleared swaps	84

Total assets	144,388,589

Liabilities
Payable for investment securities purchased and foreign currency transactions	754,082
Collateral due to Securities Lending Agent	435,626
Unrealized depreciation on forward currency exchange contracts	433,495
Due to Custodian	4,347
Payable for capital stock redeemed	74,214
Administrative fee payable	18,984
Payable for terminated total return swaps	18,278
Unrealized depreciation on variance swaps	11,999
Unrealized depreciation on total return swaps	8,443
Advisory fee payable	7,621
Distribution fee payable	4,919
Transfer Agent fee payable	2,564
Accrued expenses and other liabilities	262,409

Total liabilities	2,036,981

Net Assets	$142,351,608

Composition of Net Assets
Capital stock, at par	$1,421
Additional paid-in capital	137,150,114
Distributions in excess of net investment income	(2,199,957)
Accumulated net realized loss on investment and foreign currency transactions	(1,507,226)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,907,256

$142,351,608

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 35

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,849,235	1,085,446	$10.00	*

C	$2,791,705	280,473	$9.95

Advisor	$126,028,056	12,579,190	$10.02

R	$326,973	32,795	$9.97

K	$333,075	33,424	$9.97

I	$2,012,414	202,449	$9.94

Z	$10,150	1,020	$9.95

(a)	Includes securities on loan with a value of $421,809 (see Note E).

*	The maximum offering price per share for Class A shares was $10.44, which reflects a sales charge of 4.25%.

See notes to financial statements.

36 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended March 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $291,466)	$2,284,321
Affiliated issuers	71,507
Interest (net of foreign taxes withheld of $7,367)	1,583,933
Securities lending income	866	$3,940,627

Expenses
Advisory fee (see Note B)	885,398
Transfer agency—Class A	7,367
Transfer agency—Class C	1,867
Transfer agency—Advisor Class	82,449
Transfer agency—Class R	597
Transfer agency—Class K	663
Transfer agency—Class I	3,430
Transfer agency—Class Z	9
Distribution fee—Class A	18,158
Distribution fee—Class C	16,472
Distribution fee—Class R	1,357
Distribution fee—Class K	829
Custodian	232,528
Registration fees	132,484
Audit and tax	100,287
Administrative	76,019
Legal	58,584
Printing	47,472
Directors’ fees	27,983
Miscellaneous	71,292

Total expenses	1,765,245
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(711,515)

Net expenses		1,053,730

Net investment income		2,886,897

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,921,689 (a)
Forward currency exchange contracts		(803,112)
Futures		1,362,252
Swaps		(665,187)
Foreign currency transactions		(146,559)
Net change in unrealized appreciation/depreciation on:
Investments		5,585,769 (b)
Forward currency exchange contracts		(34,514)
Futures		239,922
Swaps		34,304
Foreign currency denominated assets and liabilities		(313)

Net gain on investment and foreign currency transactions		7,494,251

Net Increase in Net Assets from Operations		$10,381,148

(a)	Net of foreign capital gains taxes of $26,500.

(b)	Net of decrease in accrued foreign capital gains of $31,607.

See notes to financial statements.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 37

STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,886,897	$1,216,857
Net realized gain on investment and foreign currency transactions	1,669,083	537,560
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	5,825,168	2,582,436

Net increase in net assets from operations	10,381,148	4,336,853
Dividends and Distributions to Shareholders from
Net investment income
Class A	(240,076)	(118,034)
Class C	(51,937)	(9,994)
Advisor Class	(2,982,241)	(700,726)
Class R	(8,798)	(3,471)
Class K	(10,685)	(10,048)
Class I	(573,790)	(609,331)
Class Z	(304)	– 0	–
Tax return of capital
Class A	(8,336)	(25,462)
Class C	(1,803)	(2,156)
Advisor Class	(103,552)	(151,160)
Class R	(306)	(749)
Class K	(371)	(2,167)
Class I	(19,924)	(131,444)
Class Z	(11)	– 0	–
Capital Stock Transactions
Net increase	71,278,342	27,250,690

Total increase	77,657,356	29,822,801
Net Assets
Beginning of period	64,694,252	34,871,451

End of period (including distributions in excess of net investment income of ($2,199,957) and ($293,424), respectively)	$142,351,608	$64,694,252

See notes to financial statements.

38 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Emerging Markets Multi-Asset Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective July 31, 2017, the Fund commenced offering of Class Z shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2018:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$4,118,527		$22,670,595		$	– 0	–	$26,789,122
Information Technology	4,602,785		21,124,465			– 0	–	25,727,250
Industrials	2,551,974		12,925,269			– 0	–	15,477,243
Materials	1,496,800		8,712,089			– 0	–	10,208,889
Energy	6,624,936		1,274,208			– 0	–	7,899,144
Real Estate	– 0	–	5,231,814			– 0	–	5,231,814
Consumer Discretionary	1,092,001		3,215,342			– 0	–	4,307,343
Utilities	372,725		1,775,522			– 0	–	2,148,247
Telecommunication Services	118,642		1,230,660			– 0	–	1,349,302
Consumer Staples	– 0	–	1,315,797			– 0	–	1,315,797
Health Care	398,681		– 0	–		– 0	–	398,681
Fixed Income Securities:
Sovereign Bonds	– 0	–	18,635,039			– 0	–	18,635,039
Corporate Bonds	– 0	–	2,749,206			466,942		3,216,148
Emerging Markets – Treasuries	– 0	–	2,620,287			– 0	–	2,620,287
Quasi-Sovereign Bonds	– 0	–	1,838,737			– 0	–	1,838,737
Inflation-Linked Securities	– 0	–	1,682,556			– 0	–	1,682,556
Treasury Bonds	– 0	–	863,970			– 0	–	863,970
Regional Bonds	– 0	–	633,005			– 0	–	633,005
Investment Companies	2,202,262		301,108			– 0	–	2,503,370
Equity Linked Notes	– 0	–	419,909			– 0	–	419,909
Rights	– 0	–	– 0	–		3		3
Short-Term Investments:
Investment Companies	5,577,587		– 0	–		– 0	–	5,577,587
Treasury Bonds	– 0	–	254,967			– 0	–	254,967
Time Deposits	– 0	–	174,317			– 0	–	174,317
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	435,626		– 0	–		– 0	–	435,626

Total Investments in Securities	29,592,546		109,648,862	+		466,945		139,708,353
Other Financial Instruments*:
Assets
Futures	245,625		228			– 0	–	245,853	†
Forward Currency Exchange Contracts	– 0	–	477,326			– 0	–	477,326
Centrally Cleared Interest Rate Swaps	– 0	–	80,829			– 0	–	80,829	†
Variance Swaps	– 0	–	40,596			– 0	–	40,596
Liabilities
Futures	– 0	–	(19,558)			– 0	–	(19,558	)†
Forward Currency Exchange Contracts	– 0	–	(433,495)			– 0	–	(433,495)
Centrally Cleared Interest Rate Swaps	– 0	–	(26,939)			– 0	–	(26,939	)†
Total Return Swaps	– 0	–	(8,443)			– 0	–	(8,443)
Variance Swaps	– 0	–	(11,999)			– 0	–	(11,999)

Total^	$29,838,171		$109,747,407			$466,945		$140,052,523

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*	Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period. There were no transfers from Level 1 to Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bonds		Rights			Total
Balance as of 3/31/17	$182,267		$	– 0	–	$182,267
Accrued discounts/ (premiums)	665			– 0	–	665
Realized gain (loss)	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(14,541)			3		(14,538)
Purchases	307,514			– 0	–	307,514
Sales	(8,963)			– 0	–	(8,963)

Balance as of 3/31/18	$466,942			$3		$466,945

Net change in unrealized appreciation/depreciation from investments held as of 3/31/18**	$(14,541)			$3		$(14,538)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .85% of the first $1 billion, .80% of the next $1 billion, .75% of the next $1 billion and .70% in excess

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of $3 billion of the Fund’s average daily net assets. Prior to February 3, 2017, the Fund paid the Adviser at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the year ended March 31, 2018, such waiver/reimbursement amounted to $696,063. The Expense Caps may not be terminated before July 31, 2018. Prior to February 3, 2017, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.35%, 1.35%, 1.85%, 1.60%, and 1.35% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended March 31, 2018, the reimbursement for such services amounted to $76,019.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $30,740 for the year ended March 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,596 from the sale of Class A shares and received $82 and $74 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended March 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money

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Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2018, such waiver amounted to $15,277.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2018 is as follows:

						Distributions
Fund	Market Value 03/31/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$9,352		$61,957	$65,731	$5,578	$70
Government Money Market Portfolio*	– 0	–	6,039	5,603	436	1

Total					$6,014	$71

*	Investment of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended March 31, 2018 amounted to $126,588, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective July 31, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $11,517 and $561 for Class C and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no

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provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2018, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$138,362,304	$67,022,607
U.S. government securities	2,695,195	2,689,576

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$132,220,752

Gross unrealized appreciation	$12,963,249
Gross unrealized depreciation	(5,400,674)

Net unrealized appreciation	$7,562,575

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts

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are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2018, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended March 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of asset and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the

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NOTES TO FINANCIAL STATEMENTS (continued)

likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2018, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically

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may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

During the year ended March 31, 2018 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$245,625	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	80,829	*	Receivable/Payable for variation margin on centrally cleared swaps	$26,939	*

Interest rate contracts				Unrealized depreciation on total return swaps	8,443

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	477,326		Unrealized depreciation on forward currency exchange contracts	433,495

Equity contracts	Unrealized appreciation on variance swaps	40,596		Unrealized depreciation on variance swaps	11,999

Equity contracts	Receivable/Payable for variation margin on futures	228	*	Receivable/Payable for variation margin on futures	19,558	*

Total		$844,604			$500,434

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$20,777	$5,707

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(339,624)	240,618

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	(803,112)	(34,514)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(49,001)	– 0	–

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(636,963)	28,597

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	1,701,876	(696)

Total		$(106,047)	$239,712

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2018:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,396,885
Credit Default Swaps:
Average notional amount on buy contracts	$708,000	(a)
Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$26,973,273
Average principal amount on sale contracts	$32,554,147

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Futures:
Average notional amount on buy contracts	$14,988,347
Average notional amount on sale contracts	$1,000,703	(b)
Total Return Swaps:
Average notional amount	$4,440,467	(c)
Variance Swaps:
Average notional amount	$851,402	(d)

(a)	Positions were open for four months during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for ten months during the period.

(d)	Positions were open for eleven months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of March 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$12,491	$(8,872)		$	– 0	–	$	– 0	–	$3,619
Barclays Bank PLC	81,226	– 0	–		– 0	–		– 0	–	81,226
BNP Paribas	21,224	(21,224)			– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	8,084	(8,084)			– 0	–		– 0	–	– 0	–
Citibank, NA	62,533	(62,533)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	46,988	(15,645)			– 0	–		– 0	–	31,343
Goldman Sachs Bank USA	40,036	(5,217)			– 0	–		– 0	–	34,819
JPMorgan Chase Bank, NA	25,392	(25,392)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	103,907	(86,723)			– 0	–		– 0	–	17,184
Royal Bank of Scotland PLC	9,245	– 0	–		– 0	–		– 0	–	9,245
Standard Chartered Bank	106,544	(18,870)			– 0	–		– 0	–	87,674
UBS AG	252	– 0	–		– 0	–		– 0	–	252

Total	$517,922	$(252,560)		$	– 0	–	$	– 0	–	$265,362	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$8,872	$(8,872)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas	72,245	(21,224)	– 0	–	– 0	–	51,021
Brown Brothers Harriman & Co.	8,151	(8,084)	– 0	–	– 0	–	67
Citibank, NA	68,026	(62,533)	(5,493)	– 0	–	– 0	–
Deutsche Bank AG	15,645	(15,645)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	5,217	(5,217)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	14,812	– 0	–	– 0	–	– 0	–	14,812
JPMorgan Chase Bank, NA	155,376	(25,392)	– 0	–	– 0	–	129,984
Morgan Stanley Capital Services LLC	86,723	(86,723)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	18,870	(18,870)	– 0	–	– 0	–	– 0	–

Total	$453,937	$(252,560)	$(5,493)	$	– 0	–	$195,884	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and

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for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 27, 2016, such cash collateral received was invested in AB Exchange Reserves. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At March 31, 2018, the Fund had securities on loan with a value of $421,809 and had received cash collateral which has been invested into Government Money Market Portfolio of $435,626. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $866 and $1,023 from the borrowers and Government Money Market Portfolio, respectively, for the year ended March 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2018, such waiver amounted to $175. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended March 31, 2018	Year Ended March 31, 2017		Year Ended March 31, 2018	Year Ended March 31, 2017

Class A
Shares sold	830,602	727,876		$8,178,459	$6,543,915

Shares issued in reinvestment of dividends	21,130	14,899		206,299	128,347

Shares converted from Class C	3,160	– 0	–	30,401	– 0	–

Shares redeemed	(286,948)	(416,415)		(2,796,357)	(3,635,011)

Net increase	567,944	326,360		$5,618,802	$3,037,251

Class C
Shares sold	251,440	53,420		$2,473,853	$477,643

Shares issued in reinvestment of dividends	3,586	1,061		34,792	9,079

Shares converted to Class A	(3,172)	– 0	–	(30,401)	– 0	–

Shares redeemed	(25,434)	(11,449)		(252,931)	(98,629)

Net increase	226,420	43,032		$2,225,313	$388,093

Advisor Class
Shares sold	9,245,841	3,304,607		$92,312,859	$29,723,712

Shares issued in reinvestment of dividends	257,090	84,990		2,515,430	734,670

Shares redeemed	(1,477,198)	(876,736)		(14,706,969)	(7,407,067)

Net increase	8,025,733	2,512,861		$80,121,320	$23,051,315

Class R
Shares sold	16,671	18,632		$166,198	$167,380

Shares issued in reinvestment of dividends	904	452		8,796	3,864

Shares redeemed	(4,832)	(32)		(47,473)	(291)

Net increase	12,743	19,052		$127,521	$170,953

Class K
Shares sold	8,373	20,232		$83,204	$175,839

Shares issued in reinvestment of dividends	1,106	1,384		10,728	11,840

Shares redeemed	(8,601)	(13,877)		(83,610)	(124,199)

Net increase	878	7,739		$10,322	$63,480

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended March 31, 2018	Year Ended March 31, 2017		Year Ended March 31, 2018	Year Ended March 31, 2017

Class I
Shares sold	11,917	61,677		$113,375		$561,775

Shares issued in reinvestment of dividends	716	1,809		6,906		15,481

Shares redeemed	(1,661,194)	(4,211)		(16,955,220)		(37,658)

Net increase (decrease)	(1,648,561)	59,275		$(16,834,939)		$539,598

Class Z*
Shares sold	1,020	– 0	–	$10,003	$	– 0	–

Net increase	1,020	– 0	–	$10,003	$	– 0	–

*	Commenced distributions on July 31, 2017.

NOTE G

Risks Involved in Investing in the Fund

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Country Concentration Risk—The Fund may not always be diversified among countries or geographic regions and the effect on the Fund’s net asset value, or NAV, of the specific risks identified above, such as political, regulatory and currency risks, may be magnified due to concentration of the Fund’s investments in a particular country or region.

Allocation Risk—The allocation of Fund assets among different asset classes, such as equity securities, debt securities and currencies, may have a significant effect on the Fund’s NAV when one of these asset classes is

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performing better or worse than others. The diversification benefits typically associated with investing in both equity and debt securities may be limited in the emerging markets context, as movements in emerging market equity and emerging market debt markets may be more correlated than movements in the equity and debt markets of developed countries.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally, and less secondary market liquidity.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts,

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forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended March 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,867,831	$1,451,604
Tax Return of Capital	134,303	313,138

Total taxable distributions paid	$4,002,134	$1,764,742

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NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2018 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(758,490	)(a)
Other losses	(1,434,609	)(b)
Unrealized appreciation/(depreciation)	7,569,927	(c)

Total accumulated earnings/(deficit)	$5,376,828	(d)

(a)	As of March 31, 2018, the Fund had a net capital loss carryforward of $758,490. During the fiscal year, the Fund utilized $3,098,436 of capital loss carry forwards to offset current year net realized gains.

(b)	As of March 31, 2018, the fund had a qualified late-year ordinary loss deferral of $1,434,609.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2018, the Fund had a net short-term capital loss carryforward of $758,490, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, and the reclassifications of foreign capital gains tax resulted in a net increase in distributions in excess of net investment income, and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.20	$ 8.59	$ 8.99	$ 9.20	$ 10.05

Income From Investment Operations
Net investment income(a)(b)	.25	.24	.27	.28	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	.74	(.37)	(.10)	(.96)

Net increase (decrease) in net asset value from operations	1.14	.98	(.10)	.18	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.30)	(.20)	(.39)	(.16)
Tax return of capital	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.37)	(.30)	(.39)	(.16)

Net asset value, end of period	$ 10.00	$ 9.20	$ 8.59	$ 8.99	$ 9.20

Total Return
Total investment return based on net asset value(c)	12.56%	11.82%	(0.98	)%^	1.91%	(6.82)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,849	$4,764	$1,643	$634	$605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.23%	1.51%	1.62%	1.65%	1.65%
Expenses, before waivers/reimbursements(d)†	1.92%	2.92%	3.22%	2.96%	2.67%
Net investment income(b)	2.51%	2.68%	3.15%	2.96%	2.88%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

66 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.19	$ 8.59	$ 8.97	$ 9.18	$ 9.99

Income From Investment Operations
Net investment income(a)(b)	.16	.17	.22	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	.75	(.37)	(.08)	(.95)

Net increase (decrease) in net asset value from operations	1.05	.92	(.15)	.10	(.74)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.26)	(.16)	(.31)	(.07)
Tax return of capital	(.01)	(.06)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.32)	(.23)	(.31)	(.07)

Net asset value, end of period	$ 9.95	$ 9.19	$ 8.59	$ 8.97	$ 9.18

Total Return
Total investment return based on net asset value(c)	11.63	%^	11.00	%^	(1.58	)%^	1.23%	(7.47)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,792	$497	$95	$98	$69
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.98%	2.26%	2.35%	2.35%	2.35%
Expenses, before waivers/reimbursements(d)†	2.69%	3.69%	3.93%	3.71%	3.34%
Net investment income(b)	1.57%	1.97%	2.52%	1.97%	2.25%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 67

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.22	$ 8.61	$ 9.00	$ 9.22	$ 10.07

Income From Investment Operations
Net investment income(a)(b)	.27	.27	.31	.31	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	.74	(.38)	(.11)	(.96)

Net increase (decrease) in net asset value from operations	1.16	1.01	(.07)	.20	(.66)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.33)	(.22)	(.42)	(.19)
Tax return of capital	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.40)	(.32)	(.42)	(.19)

Net asset value, end of period	$ 10.02	$ 9.22	$ 8.61	$ 9.00	$ 9.22

Total Return
Total investment return based on net asset value(c)	12.78%	12.07%	(0.63	)%^	2.17%	(6.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$126,029	$42,000	$17,572	$15,805	$16,242
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.98%	1.24%	1.35%	1.35%	1.35%
Expenses, before waivers/reimbursements(d)†	1.67%	2.64%	2.92%	2.65%	2.40%
Net investment income(b)	2.76%	3.07%	3.60%	3.27%	3.18%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

68 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.17	$ 8.57	$ 8.96	$ 9.18	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.22	.18	.26	.26	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.89	.78	(.37)	(.11)	(.95)

Net increase (decrease) in net asset value from operations	1.11	.96	(.11)	.15	(.70)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.30)	(.19)	(.37)	(.15)
Tax return of capital	(.01)	(.06)	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.36)	(.28)	(.37)	(.15)

Net asset value, end of period	$ 9.97	$ 9.17	$ 8.57	$ 8.96	$ 9.18

Total Return
Total investment return based on net asset value(c)	12.20%	11.51%	(1.07)%	1.70%	(6.99)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327	$184	$9	$9	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.48%	1.72%	1.85%	1.85%	1.85%
Expenses, before waivers/reimbursements(d)†	2.29%	3.24%	3.39%	3.11%	2.85%
Net investment income(b)	2.26%	2.08%	3.00%	2.79%	2.66%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 69

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.16	$ 8.56	$ 8.95	$ 9.17	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.26	.26	.24	.28	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.88	.71	(.33)	(.10)	(.94)

Net increase (decrease) in net asset value from operations	1.14	.97	(.09)	.18	(.68)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.30)	(.20)	(.40)	(.18)
Tax return of capital	(.01)	(.07)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.37)	(.30)	(.40)	(.18)

Net asset value, end of period	$ 9.97	$ 9.16	$ 8.56	$ 8.95	$ 9.17

Total Return
Total investment return based on net asset value(c)	12.56%	11.75%	(0.86	)%^	1.91%	(6.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$333	$298	$212	$10	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.23%	1.53%	1.60%	1.60%	1.60%
Expenses, before waivers/reimbursements(d)†	2.01%	2.89%	3.34%	2.86%	2.68%
Net investment income(b)	2.67%	2.94%	2.87%	2.95%	2.76%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

70 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.16	$ 8.56	$ 8.96	$ 9.19	$ 10.04

Income From Investment Operations
Net investment income(a)(b)	.30	.28	.30	.32	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	.72	(.37)	(.12)	(.94)

Net increase (decrease) in net asset value from operations	1.15	1.00	(.07)	.20	(.65)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.33)	(.22)	(.43)	(.20)
Tax return of capital	(.01)	(.07)	(.11)	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.40)	(.33)	(.43)	(.20)

Net asset value, end of period	$ 9.94	$ 9.16	$ 8.56	$ 8.96	$ 9.19

Total Return
Total investment return based on net asset value(c)	12.68	%^	12.15	%^	(0.66	)%^	2.15%	(6.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,012	$16,952	$15,342	$16,054	$18,351
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.98%	1.28%	1.35%	1.35%	1.35%
Expenses, before waivers/reimbursements(d)†	1.58%	2.51%	2.85%	2.57%	2.33%
Net investment income(b)	3.12%	3.19%	3.49%	3.37%	3.17%
Portfolio turnover rate	74%	118%	108%	114%	183%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios
.02%	.02%	.01%	.00%	.00%

See footnote summary on page 72.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 71

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class Z
	July 31, 2017(e) to March 31, 2018

Net asset value, beginning of period	$ 9.81

Income From Investment Operations
Net investment income(a)(b)	.15
Net realized and unrealized gain on investment and foreign currency transactions	.30

Net increase in net asset value from operations	.45

Less: Dividends and Distributions
Dividends from net investment income	(.30)
Tax return of capital	(.01)
Total dividends and distributions	(.31)

Net asset value, end of period	$ 9.95

Total Return
Total investment return based on net asset value(c)	4.66	%^
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.98	%(f)
Expenses, before waivers/reimbursements(d)†	1.71	%(f)
Net investment income(b)	2.26	%(f)
Portfolio turnover rate	74%
† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying portfolios	.01%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2018 and the year ended March 31, 2017, such waiver amounted to 0.01% and 0.02%, respectively.

(e)	Commencement of distribution.

(f)	Annualized.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

72 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB Emerging Markets Multi-Asset Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting AB Cap Fund, Inc. (the “Fund”)), including the portfolio of investments, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of AB Emerging Markets Multi-Asset Portfolio (one of the portfolios constituting AB Cap Fund, Inc.) at March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 29, 2018

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 73

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended March 31, 2018.

For individual shareholders, the Fund designates 35.87% of dividends paid as qualified dividend income.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended March 31, 2018, $313,784 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,427,580.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

74 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Carol C. McMullen(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Henry S. D’Auria(2), Vice President

Paul J. DeNoon(2), Vice President

Morgan C. Harting(2), Vice President

Shamaila Khan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Emerging Markets Multi-Asset Team. Messrs. D’Auria, DeNoon, Harting and Ms. Khan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 75

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	93	None

76 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 76 (2011)	Private Investor since prior to 2013. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	93	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2011)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	93	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 77

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,## 85 (2011)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	93	None

Nancy P. Jacklin,## 70 (2011)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	93	None

78 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	93	None

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 79

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	93	None

Earl D. Weiner,## 78 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	93	None

80 | AB EMERGING MARKETS MULTI-ASSET PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB EMERGING MARKETS MULTI-ASSET PORTFOLIO | 81

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Henry S. D’Auria 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Emerging Markets Value Equities.

Paul J. DeNoon 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Morgan C. Harting 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Shamaila Khan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. She is also Director of Emerging Markets Debt.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Emerging Markets Multi-Asset Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that the reduction in the advisory fee rate effective since February 3, 2017 would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee effective since February 3, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 3, 2017. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap, which had been set at a lower level since the advisory fee reduction that took effect on February 3, 2017. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting.

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The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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AB EMERGING MARKETS MULTI-ASSET PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

EMMA-0151-0318

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Emerging Market Multi-Asset	2017	$57,769	$—	$27,688
	2018	$57,769	$8	$41,184

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Emerging Market Multi-Asset	2017	$705,978	$27,688
			$—
			$(27,688)
	2018	$781,607	$41,192
			$(8)
			$(41,184)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 30, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2018